MERRRILL LYNCH INTERNATIONAL EQUITY FOCUS FUND

                               OF

            MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

               Supplement dated May 5, 1998 to the
                 Prospectus dated April 17, 1998


     The seventh paragraph under "Management of the Fund -
Advisory and Management Arrangements," which provides information about the portfolio manager of the Fund, is revised by deleting the information relating to Andrew John Bascand and adding the following:

     Clive D. Lang has become the Portfolio Manager of the Fund effective April 20, 1998. Mr. Lang is the Asset Allocator for the Fund and, as such, is primarily responsible for determining the allocation of the Fund's assets among world markets. Mr. Lang has been associated with MLAM U.K. and has served as a Senior Quantitative Analyst for the Fund since 1996, and was prior to that the Chief Investment Officer of Panagora Asset Management Limited.

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         MERRRILL LYNCH INTERNATIONAL EQUITY FOCUS FUND

                               OF

            MERRILL LYNCH VARIABLE SERIES FUNDS,INC.

               Supplement dated May 5, 1998 to the
    Statement of Additional Information dated April 17, 1998


     This section entitled "Management of the Fund - Trustees and Officers," is revised by deleting the information relating to Andrew John Bascand and adding the following:

     Clive D. Lang (47) - Portfolio Manager (1) - Associated with
MLAM U.K. and Senior Quantitative Analyst for the Fund since
1996; Chief Investment Officer of Panagora Asset Management
Limited from 1994 to 1996.